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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934





                               NOVEMBER 24, 1999
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                Date of Report (Date of earliest event reported)


                       ILLINOIS SUPERCONDUCTOR CORPORATION
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             (Exact name of registrant as specified in its charter)




        DELAWARE                0-22302                   36-3688459
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(State of Incorporation) (Commission File No.) (IRS Employer Identification No.)


                451 KINGSTON COURT, MT. PROSPECT, ILLINOIS 60056
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           (Address of principal executive offices)        (Zip Code)


                                 (847) 391-9400
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              (Registrant's telephone number, including area code)



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ITEM 5.  OTHER EVENTS.

         On November 24, 1999, Illinois Superconductor Corporation issued a press release announcing changes in its senior management effective on that date. A copy of the November 24, 1999 press release is attached hereto as
Exhibit 99.1.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)     Exhibits.

         Exhibit 99.1: Press Release issued by Illinois Superconductor Corporation (the "Company") on November 24, 1999 announcing changes in the Company's senior management effective on that date.













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                                    SIGNATURE


         PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.


                               ILLINOIS SUPERCONDUCTOR CORPORATION



                               By: /s/ Dennis M. Craig
                                   ---------------------------------------------
                                   Dennis M. Craig
                                   President

Date: November 30, 1999












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                                  EXHIBIT INDEX



   EXHIBIT                          DESCRIPTION OF EXHIBITS
     NO.                            -----------------------
    ----
     99.1 Press Release issued by Illinois Superconductor Corporation (the "Company") on November 24, 1999 announcing changes in the Company's senior management effective on that date.











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